EXHIBIT 23.a

                     [Letterhead of KPMG Peat Marwick LLP]
                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Laboratory Corporation of America Holdings:


We consent to the use of our report incorporated herein by reference.



               /s/ KPMG Peat Marwick LLP


San Diego, California
September 20, 1995